                                       EXECUTION COUNTERPART




           AMENDED AND RESTATED CREDIT AGREEMENT,
               PURCHASE AND RELEASE AGREEMENT


          AMENDED AND RESTATED CREDIT AGREEMENT, PURCHASE AND RELEASE AGREEMENT dated as of February 3, 1994 among UNISTAR RADIO NETWORKS, INC. (formerly known as Unistar Holdings, Inc.), a corporation duly organized and validly existing under the laws of the State of Delaware (the "Com-
                                                       ____
pany"); UNISTAR COMMUNICATIONS GROUP, INC., a corporation
____
duly organized and validly existing under the laws of the State of Delaware (the "Parent"); THE MARKET RESEARCH GROUP,
                        ______
INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Subsidiary");
                                              __________
THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) ("Chase"),
                                                  _____
as lender (in such capacity, the "Lender"); Chase, as agent
                                  ______
for the Lenders under the Existing Credit Agreement referred to below (in such capacity, the "Agent"); INFINITY BROAD-
                                 _____
CASTING CORPORATION, a Delaware corporation ("Infinity");
                                              ________
and NOVASTAR, INC., a Delaware corporation ("Novastar").
                                             ________

          The Company, the Parent, the Subsidiary, the Lend-ers (as defined in the Existing Credit Agreement referred to below) and the Agent (together with a subsidiary of the Company that has since merged with and into the Company) are parties to a Credit Agreement dated as of August 17, 1989 (as heretofore amended, modified and supplemented and in effect on the date hereof, the "Existing Credit Agreement")
                                _________________________
which provides, among other things, for the payment of the principal of and interest on the Class A Loans and the Class B Loans and for the payment of the principal of the Deferred Interest (as each such term is defined in the Existing Credit Agreement). As of the date hereof, Chase is the only Lender under the Existing Credit Agreement.

          Infinity, the Parent, the Company, Chase and
Novastar are parties to an Amended and Restated Management Agreement dated September 29, 1993 (the "Existing Management
                                         ___________________
Agreement") which provides for, among other things, the
_________
management by Infinity of the Parent and its direct and indirect subsidiaries.





           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________


          The Parent, the Company, Infinity and Westwood One, Inc. ("Westwood") are parties to a Stock Purchase Agre-
            ________
ement dated as of November 4, 1993 (the "Stock Purchase
                                         ______________
Agreement") which provides for, among other things, the sale
_________
by the Parent of all of the stock of the Company to Westwood (such sale is referred to herein as the "Sale"). In connec-
                                         ____
tion with the Sale, (A) the principal of, interest on, and all other amounts owed to the Lender and the Agent with respect to, the Class A Loans shall be paid in full, (B) Infinity shall agree to purchase all of the shares of stock of the Parent owned by Novastar, (C) the Parent shall (x) assume the obligations of the Company to pay the principal of, and all other amounts owed to the Lender and the Agent with respect to, the Deferred Interest and (y) agree to restructure terms of the Deferred Interest and (D) the Lender shall forgive the Class B Loans.

          The parties hereto wish to (x) amend and restate the Existing Credit Agreement and (y) terminate the Existing
Management Agreement and, accordingly, the parties hereto agree as follows:

          Section 1.  Defined Terms.  As used herein, the
                      _____________
following terms shall have the following meanings:

          "Closing Date" shall mean the date on which each
           ____________
of the conditions set forth in Section 9 hereof have been satisfied.

          "DIN" and "DIN Loan" shall each have the meaning
           ___       ________
assigned thereto in Section 2.02 hereof.

          "Existing Documents" shall mean, collectively, the
           __________________
Existing Credit Agreement, the Existing Notes and the Exist-ing Security Agreement.

          "Existing Notes" shall mean the Deferred Interest
           ______________
Note and the Class B Note delivered by the Company to the Lender pursuant to the Existing Credit Agreement.

          "Existing Security Agreement" shall mean the Secu-
           ___________________________
rity Agreement dated as of August 17, 1989 between the Com-pany, the Parent, the Subsidiary and the Agent (together with a subsidiary of the Company that has since merged with and into the Company), as the same has been modified and supplemented and is in effect prior to the Closing Date.




           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________

                             2

          "Loan Agreement" shall mean the Revolving Credit
           ______________
and Term Loan Agreement dated as of January 31, 1994 among Research Acquisition Corp., the Subsidiary and the Parent as the same shall be amended, modified and supplemented from time to time.

          "Obligors" shall mean, collectively, the Parent
           ________
and the Subsidiary.

          "Security Documents" shall mean, collectively,
           __________________
(x) the Amended and Restated Security Agreement dated as of August 17, 1989 and amended and restated as of February 3, 1994 between the Company, the Parent, the Subsidiary, the Lender and the Agent, as modified and supplemented from time to time and (y) all Uniform Commercial Code statements delivered in connection therewith.

          Section 2.  Amendment and Restatement of the
                      ________________________________
Existing Credit Agreement.  Subject to the satisfaction of
_________________________
the conditions precedent set forth in Section 9 hereof, but effective as of the date hereof, the Company, the Parent, the Subsidiary, the Lender, the Agent and Infinity hereby agree to amend and restate the Existing Credit Agreement in its entirety to read as set forth in this Section 2.

          2.01  Assumption by the Parent.  The Parent hereby
                ________________________
assumes (A) the obligations of the Company to the Lender and the Agent with respect to (i) the payment of the principal of the Deferred Interest and (ii) the payment of all other amounts owed under the Existing Documents with respect to the Deferred Interest and (B) all other obligations of the Company to the Agent and the Lender under the Existing Docu-ments in connection with the Deferred Interest.

          2.02  Restructuring of Deferred Interest.  The
                __________________________________
Parent hereby agrees that the obligations of the Company to
the Lender and the Agent assumed by the Parent pursuant to
Section 2.01 hereof shall be superseded and replaced by the
terms and conditions of this Agreement, the note attached
hereto as Exhibit A (the "DIN") and the Security Documents.
                          ___
As restructured pursuant to this Section 2.02, the Deferred
Interest shall be referred to herein as the "DIN Loan".
                                             ________

          2.03  Release of Agent.  The Company, the Parent,
                ________________
the Subsidiary and the Lender hereby agree to release the Agent of its duties and obligations under the Existing
Credit Agreement.  The provisions of Section 11 of the
Existing Credit Agreement shall be deemed to continue in


           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________

                             3
effect for the benefit of the Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent under the Existing Documents.

          2.04  Restructuring of Class B Loans.  The princi-
                ______________________________
pal of and interest on the Class B Loans shall be deemed forgiven and shall no longer be due and owing by the Company to the Lender hereunder, under the Existing Credit Agreement or otherwise, and the Class B Note shall be canceled.

           2.05  Covenants.  Each Obligor agrees that, until
                 _________
payment in full of all amounts owed with respect to the DIN
Loan hereunder and under the DIN:

           A.  Information.  The Parent shall deliver to the
               ___________
Lender:

          (a) as soon as available and in any event within 45 days after the end of each quarterly fiscal period of each fiscal year of the Parent, consolidated and consolidating statements of income, retained earnings and changes in financial position (or of cash flow, as the case may be) of the Parent and its subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of such period; and

          (b) from time to time (i) notice of all legal proceedings affecting the Parent and its subsidiaries and (ii) such other information regarding the business, affairs or financial condition of any Obligor or its subsidiaries as the Lender may reasonably request.

          B.  Corporate Existence, Etc.  Each Obligor will,
              _________________________
and will cause each of its subsidiaries to: maintain its corporate existence and all of its material rights, privi-leges and franchises (except as permitted under Section 2.05.C hereof); comply with the requirements of all applica-ble laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would materially and adversely affect the Par-ent and its subsidiaries; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper pro-


           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________

                             4
ceedings and against which reserves are being maintained in accordance with generally accepted accounting principles; maintain all of its properties used or useful in its busi-ness in good working order and condition, ordinary wear and tear excepted; and permit representatives of the Lender, during normal business hours on reasonable advance notice, to examine, copy and make extracts from its books and records, to inspect its properties, and to discuss its busi-ness and affairs with its officers, all to the extent rea-sonably requested by the Lender.

          C.  Prohibition of Fundamental Changes.  No
              __________________________________
Obligor will, and no Obligor will permit any subsidiary of such Obligor to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); acquire any business or assets from, or capital stock of, or be a party to any acquisition of, any person; convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions all or any part of its proper-ties; provided that the Subsidiary may be merged or consoli-
      ________
dated with the Parent if the Parent shall be the continuing or surviving corporation.

          D.  Limitation on Liens.  No Obligor will, and no
              ___________________
Obligor will permit any subsidiary of such Obligor to, cre-ate, incur, assume or suffer to exist any lien, pledge, charge, security interest or encumbrance (the foregoing shall be collectively referred to herein as "Liens") of any
                                             _____
kind upon any of its property except: (a) Liens created pursuant to the Security Documents; and (b) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained.

          E.  Indebtedness. No Obligor will, and no Obligor
              ____________
will permit any subsidiary of such Obligor to, create, incur or suffer to exist any indebtedness except indebtedness to the Lender hereunder and under the DIN.

          F.  Dividend Payments.  No Obligor will, and no
              _________________
Obligor will permit any subsidiary of such Obligor to, de-
clare or make any dividend payment at any time; provided
                                                ________
that any subsidiary of the Parent may declare and pay any dividend payment to the Parent.




           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________

                                    5

          G.  Mandatory Prepayment.  The Parent and the
              ____________________
Subsidiary hereby agree that, until the principal of the DIN Loan shall have been paid in full, upon receipt by the Par-ent and/or the Subsidiary of any payment of principal of, interest on or any other amount owed by Research Acquisition Corp. with respect to the Loans (as defined in the Loan Agreement), the Parent and/or the Subsidiary shall pay each such payment it receives to the Lender to be applied to the payment in full of the principal of the DIN Loan; provided
                                                  ________
that, notwithstanding the foregoing, prior to the Revolver Maturity Date (as defined in the Loan Agreement), the Parent shall not be required to prepay to the Lender pursuant to this clause G payments of principal that the Parent receives with respect to the Revolving Credit Loans (as defined in the Loan Agreement) except in the case of acceleration of the Revolving Credit Loans under the Loan Agreement or any reduction in the Revolving Credit Commitment (as defined in the Loan Agreement) thereunder which, pursuant to the terms of the Loan Agreement, results in a prepayment of the Re-volving Credit Loans.

          Section 3.  Existing Management Agreement.  Sub-
                      _____________________________
ject to the satisfaction of the conditions set forth in
Section 9 of this Agreement, but effective as of the date hereof, Infinity, the Parent, the Company, Chase and Novastar hereby agree that the Existing Management Agreement shall be terminated and of no further force or effect.

          Section 4.  Purchase of Class A Stock and Class B
                      _____________________________________
Stock.
_____

          (a) Infinity hereby agrees that, on the date which is 35 days after the Closing Date (the "Purchase
                                              ________
Date"), Infinity or a direct or indirect wholly-owned sub-
____
sidiary of Infinity (an "Infinity Wholly-Owned Subsidiary")
                         ________________________________
shall be deemed to have purchased all, but not less than all, of the outstanding Class A Stock, par value $.01 per share, of the Parent (the "Class A Stock") and Class B
                           _____________
Stock, par value $.01 per share, of the Parent (the "Class B
                                                     _______
Stock", and together with the Class A Stock, the "Stock")
_____                                             _____
held by Novastar for an aggregate purchase price of $1 (the
"Purchase Price").
 ______________

          (b) It is understood and agreed that Infinity or an Infinity Wholly-Owned Subsidiary may purchase the Stock in the manner provided in clause (a) of this Section 4 on any date prior to the Purchase Date so long as Infinity gives Novastar 3 days notice of the date on which Infinity


           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________

                             6

(or such Subsidiary) will purchase the Stock (such date
being referred to herein as the "Early Purchase Date").
                                 ___________________

          (c) On the Purchase Date or the Early Purchase Date, as the case may be, (i) Novastar hereby agrees to deliver to Infinity (or the Infinity Wholly-Owned Subsid-
iary) the certificates representing the Class A Stock and the Class B Stock, each accompanied by a stock power in favor of Infinity (or such Subsidiary) and all necessary stock transfer stamps and (ii) Infinity agrees to pay the Purchase Price to Novastar. Infinity hereby assumes, effec-tive as of the date on which Infinity (or such Subsidiary) purchases the Stock, the obligations of Chase and Novastar under Section 5.01 of the Stock Purchase Agreement dated February 17, 1993 (the "Principal Stock Purchase Agreement")
                        __________________________________
among the Parent, the Company, Chase, National Westminster Bank USA, Novastar and the Principal Stockholders referred to therein.

          Section 5.  Representations and Warranties.
                      ______________________________

          (a) Each of the parties hereto represents and warrants to the others that, as of the date hereof: (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is formed and has all requisite authority to own its property and assets and to conduct its business as presently conducted or pro-posed to be conducted under this Agreement; (ii) it has the power and authority to execute, deliver and perform its obligations under this Agreement and, in the case of the Parent, the DIN; (iii) all necessary action has been taken to authorize its execution, delivery and performance of this Agreement and, in the case of the Parent, the DIN and this Agreement and, in the case of the Parent, the DIN consti-tutes its legal, valid and binding obligation enforceable against it in accordance with its respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally and by general principles of equity; (iv) neither its execution and delivery of this Agreement, and in the case of the Parent, the DIN, nor the performance of its obligations hereunder and, in the case of the Parent, under the DIN will: (A) conflict with or violate any provision of its certificate of incorporation or by-laws; (B) conflict with, violate or result in a breach of any constitution, law, judgment, regulation or order of any governmental authority applicable to it; or (C) conflict with, violate or result in a breach of or constitute a


           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________

                             7
default under or result in the imposition or creation of any mortgage, pledge, lien, security interest or other encum-brance under any term or condition of any mortgage, inden-ture, loan agreement or other agreement to which it is a party or by which its properties or assets are bound; (v) no approval, authorization, order or consent of, or declara-tion, registration or filing with any governmental authority is required for its valid execution, delivery and perfor-mance of this Agreement or, in the case of the Parent, the DIN, except such as have been duly obtained or made; and
(vi) there is no action, suit or proceeding, at law or in equity, by or before any court, tribunal or governmental authority pending, or, to its knowledge, threatened, which, if adversely determined, would materially and adversely affect its ability to perform its obligations hereunder or the validity or enforceability of this Agreement or, in the case of the Parent, the DIN.

          (b) Infinity hereby represents and warrants to the Lender that, as of the Closing Date after giving effect to the Sale and the transactions contemplated hereby, the current assets of the Parent shall be greater than the sum of (i) the current liabilities of the Parent plus (ii) the
                                             ____
principal of the DIN Loan and all amounts owed by the Parent to the Lender in connection therewith.

          Section 6.  Consent under Stock Purchase Agree-
                      ___________________________________
ment.  Subject to the satisfaction of the conditions prece-
____
dent set forth in Section 9 hereof, but effective as of the date of this Agreement, the Lender under the Existing Credit Agreement hereby consents to the Sale.

          Section 7.  Release.  Subject to the satisfaction
                      _______
of the conditions precedent set forth in Section 9 hereof, but effective as of the date of this Agreement the Lender and the Agent hereby release and discharge (i) all of the liens, security interests and all encumbrances of any kind on the capital stock and all assets of the Company (includ-ing, without limitation, those created pursuant to the Existing Security Agreement) and (ii) each of the Parent and the Subsidiary from its obligations under Section 6 of the Existing Credit Agreement in respect of its guarantee of the Guaranteed Obligations under the Existing Credit Agreement. The Lender hereby directs the Agent to execute and deliver to the Parent, upon the satisfaction of the conditions pre-cedent set forth in Section 9 hereof, a Release substantially in the form of Exhibit B hereto and the Uni-form Commercial Code Termination Statements as shall be


           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________

                             8
appropriate to evidence of record the release in clause (i) above.

          Section 8.  Collateral Security for the DIN Loan.
                      ____________________________________
It is the intention of the parties hereto that the DIN Loan shall be entitled to the benefits of the collateral security provided for in the Existing Security Agreement as if the DIN Loan and the DIN had been provided for when the Existing Security Agreement was originally executed. The Parent, the Subsidiary, the Agent and the Lender hereby agree to execute and deliver to the Lender an Amended and Restated Security Agreement substantially in the form of Exhibit C to the Existing Credit Agreement (with appropriate modifications to reflect the proper parties thereto and the collateral secu-rity covered thereby which shall include the additional collateral pledged to the Agent for the benefit of the Lend-ers pursuant to the Consent, Release and Agreement dated as of January 31, 1994 between the Company, the Obligors, the Lender, the Agent, Chase, Infinity and Novastar).

          Section 9.  Conditions Precedent.  The amendment
                      ____________________
and restatement of the Existing Credit Agreement set forth in Section 2 hereof, the termination of the Management Agre-ement set forth in Section 3 hereof, the consent set forth in Section 6 hereof, and the release set forth in Section 7 hereof, shall become effective as of the date hereof on the date upon which the following conditions precedent are sat-isfied:

          (a)  Execution.  This Amended and Restated Credit
               _________
Agreement, Purchase and Release Agreement shall have been executed and delivered by each of the parties hereto.

          (b)  DIN.  The Parent shall have delivered to (i)
               ___
the Lender, in exchange for such Lender's Deferred Interest
Note heretofore delivered to such Lender pursuant to the Existing Credit Agreement, the DIN; and (ii) the Lender shall have delivered to the Parent the Class A Note and the Class B Note marked "canceled".

          (c)  Corporate Documents.  The Agent shall have
               ___________________
received resolutions of the Company, the Parent and the Subsidiary with respect to this Agreement and the transac-tions contemplated hereby.

          (d)  Stock Purchase Agreement.  All of the condi-
               ________________________
tions to the closing set forth in Article V and Article VI of the Stock Purchase Agreement shall have been satisfied.


           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________

                             9

Payment to the Lender of all amounts owed with respect to the Class A Loans pursuant to clause 9(e) hereof shall con-stitute a representation by the Parent that such conditions to closing have been satisfied.

          (e)  Payment in full of Class A Loans.  The prin-
               ________________________________
cipal of, interest on and all other amounts owed to the Agent and the Lender with respect to the Class A Loans shall have been paid in full.

          (f)  Resignation of Directors. Each member of the
               ________________________
board of directors of the Company shall have resigned.

          (g)  Amended and Restated Security Agreement.  The
               _______________________________________
Company, the Parent, the Subsidiary, the Agent (as defined thereunder) and the Lender shall execute and deliver the Amended and Restated Security Agreement referred to in Sec-tion 8 hereof, in form and substance satisfactory to the Lender. The Lender, the Agent, the Parent and the Subsid-iary shall execute and deliver the appropriate Uniform Com-mercial Code financing statements (or amendment statements), if any, in connection with such Amended and Restated Security Agreement.

          (h)  Other Documents.  The Agent shall have re-
               _______________
ceived such other documents as the Agent, any Lender or special New York counsel to the Lenders may reasonably re-quest.

          Section 10.  Miscellaneous.
                       _____________

          10.01  Waiver.  Any term or condition of this
                 ______
Agreement or the DIN may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condi-tion of this Agreement or the DIN, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement or the DIN on any future occasion. All remedies, either under this Agreement, the DIN or by law or otherwise afforded, will be cumulative and not alternative.

           10.02   Notices.  All notices, requests and other
                   _______
communications hereunder, under the DIN and under the Secu-rity Documents must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile


           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________

                             10
transmission or mailed (first class postage prepaid) to the parties at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to each other party.

          10.03  Expenses.  Infinity agrees to pay all rea-
                 ________
sonable costs and expenses of the Lender and the Agent
(including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New
York counsel to the Lender) in connection with the execu-tion, delivery, performance and enforcement of this Agree-ment, the DIN and the Security Documents and all of the other transactions contemplated hereby. The provisions of
Section 12.03 of the Existing Credit Agreement shall be incorporated herein by reference and remain in full force and effect after the Closing Date of this Agreement to the extent that such Section relates to obligations of the Par-ent and the Subsidiary prior to the Closing Date.

          10.04  Entire Agreement.  This Agreement super-
                 ________________
sedes all prior discussions and agreements between the par-ties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

          10.05  Amendment.  This Agreement may be amended,
                 _________
supplemented or modified only by a written instrument duly executed by or on behalf of the Parent, the Subsidiary, the Lender and Infinity.

          10.06 Assignments and Participations.  The consent
                ______________________________
of the Lender shall be required in connection with any assignment of this Agreement, the DIN or the Security Docu-ments.

          10.07  Headings.  The headings used in this Agree-
                 ________
ment have been inserted for convenience of reference only and do not define or limit the provisions hereof.

          10.08  Governing Law; Submission to Jurisdiction;
                 __________________________________________
Waiver of Jury Trial.  THIS AGREEMENT, THE SECURITY DOCU-
____________________   __________________________________
MENTS AND THE DIN SHALL BE GOVERNED BY, AND CONSTRUED IN
________________________________________________________
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  EACH
________________________________________________________
OBLIGOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF
__________________________________________________________
THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT
__________________________________________________________
OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW
__________________________________________________________
YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING
___________________________________________________________


           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________


OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS
________________________________________________________
CONTEMPLATED HEREBY.  EACH OBLIGOR IRREVOCABLY WAIVES, TO
_________________________________________________________
THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT
___________________________________________________________
MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY
___________________________________________________________
SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT
__________________________________________________________
ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT
____________________________________________________________
IN AN INCONVENIENT FORUM.  EACH OF THE OBLIGORS, THE LENDER
___________________________________________________________
AND INFINITY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST
______________________________________________________
EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY
___________________________________________________________
IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
__________________________________________________________
AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
__________________________________________________

          10.09  Counterparts.  This Agreement may be exe-
                 ____________
cuted in any number of counterparts, each of which will be deemed an original, but all of which together will consti-tute one and the same instrument.

          10.10  Survival.  The obligations of Infinity
                 ________
under Section 10.03 hereof shall survive the repayment of the DIN Loan.

          10.11  Closing Documents.  Promptly after the
                 _________________
Closing Date, the Parent agrees to deliver to the Lender a copy of all documents delivered in connection with the clos-ing of the Stock Purchase Agreement and the transactions contemplated thereby.

          Section 11.  Release of Company Directors.  The
                       ____________________________
Parent, the Company, the Subsidiary and Infinity for itself and on behalf of its subsidiaries, affiliates, directors, officers, agents, successors and assigns (collectively, the "Releasors") release and discharge Thomas V. Reifenheiser
 _________
and Glenn R. Meyer (each, a "Named Releasee") and each such
                             ______________
Named Releasee's respective affiliates, agents, successors and assigns (collectively, the "Releasees", and
                                _________
individually, a "Releasee") from all actions, suits, debts,
                 ________
covenants, contracts, agreements, claims and demands whatso-ever, in law or equity (collectively, "Claims") which
                                       ______
against any Releasee, the Releasors ever had, now have or may hereafter have, whether direct or indirect, individual, joint, several, class, cooperative, derivative or in any other capacity, for any reason whatsoever, known or unknown, based upon or arising out of any Releasee's acts, omissions or in any Releasee's capacity as a director, officer, employee, affiliate or controlling person of the Company. The Releasors hereby waive any rights conferred under any law, statute, rule or regulation that, in the absence of an



           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________

effective waiver by Releasors of such rights, would limit or reduce the effectiveness of this Section 11.
















































           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________

                             13

          IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement, Purchase and
Release Agreement to be duly executed as of the day and year first above written.

                         UNISTAR RADIO NETWORKS, INC.
                           (formerly known as Unistar
                           Holdings, Inc.)


                         By /s/ Charles N. Persing
                            _____________________________
                           Title: Chief Financial Officer


                         UNISTAR COMMUNICATIONS GROUP, INC.


                         By /s/ Charles N. Persing
                            _____________________________
                           Title: Chief Financial Officer

                         THE MARKET RESEARCH GROUP, INC.


                         By /s/ Charles N. Persing
                            _____________________________
                           Title: Chief Financial Officer

                         Address for Notices for the
                Company, the Parent and the
      Subsidiary:

                         Unistar Communications Group, Inc.
                         1675 Broadway
                         17th Floor
                         New York, New York  10019
                         Attention:  Charles N. Persing
                                     Chief Financial Officer
                         Facsimile No.:  (212) 247-0394


                         THE CHASE MANHATTAN BANK
                           (NATIONAL ASSOCIATION)


                         By /s/ Pamela M. Stumpp
                            ____________________________
                           Title: Managing Director





           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________

                             14

                         THE CHASE MANHATTAN BANK
                           (NATIONAL ASSOCIATION), as Agent


                         By /s/ Pamela M. Stumpp
                            ____________________________
                           Title: Managing Director


                         NOVASTAR, INC.


                         By /s/ Pamela M. Stumpp
                            ____________________________
                           Title: Vice President


                         Address for Notices for the Lender,
                         the Agent and Novastar:

                         The Chase Manhattan Bank, N.A.
                         1 Chase Manhattan Plaza
                         15th Floor
                         New York, New York  10081
                         Attention:  Pamela M. Stumpp,
                         Managing Director, or
                                any other Chase Officer
                                in the Restructuring
                                and Recoveries Group
                         Facsimile No.:  (212) 422-6249

                                        and
                         The Chase Manhattan Bank, N.A.
                         1 Chase Manhattan Plaza
                         4th Floor
                         New York, New York  10081
                         Attention:  Stephen J. Vaccaro,
                         Managing Director, or
                                any other Chase Officer
                                in the Media Group
                         Facsimile No.:  (212) 552-5334











           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________

                             15
                         with a copy to:

                         Milbank, Tweed, Hadley & McCloy
                         1 Chase Manhattan Plaza
                         55th Floor
                         New York, New York  10005
                         Attention:  G. Malcolm Holderness,
                                        Esq.
                         Facsimile No.:  (212) 530-5219


                         INFINITY BROADCASTING CORPORATION


                         By /s/ Farid Suleman
                            ____________________________
                           Title: Vice President-Finance and
                                  Chief Financial Officer


                         Address for Notices:

                         Infinity Broadcasting Corporation
                         600 Madison Avenue
                         4th Floor
                         New York, New York  10022

                         Attention:  Farid Suleman
                                     Chief Financial Officer
                         Facsimile No.:  (212) 888-2959





















           Amended and Restated Credit Agreement,
           ______________________________________
               Purchase and Release Agreement
               ______________________________

                             16

                                                   EXHIBIT A
                       [Form of DIN]
                            Note

$3,380,753.50                           ______________, 199_
                                          New York, New York

          FOR VALUE RECEIVED, UNISTAR COMMUNICATIONS GROUP, INC., a Delaware corporation (the "Parent"), hereby promises
                                   ______
to pay to THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) (the "Lender") at the principal office of The Chase
      ______
Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, the principal sum of THREE MILLION THREE HUNDRED EIGHTY THOUSAND SEVEN HUNDRED FIFTY-THREE DOLLARS AND 50/100 (or such lesser amount as shall equal the aggregate unpaid principal amount of the DIN Loan owed to the Lender by the Parent hereunder) in accordance with the terms hereof, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided herein, at such of-fice, in like money and funds, on the dates provided herein.

          This Note is the DIN referred to in the Amended and Restated Credit Agreement, Purchase and Release Agree-ment (as modified and supplemented and in effect from time to time, the "Credit Agreement") dated as of August 17, 1989
              ________________
and amended and restated as of February 3, 1994 among the Unistar Radio Networks, Inc., the Parent, the Subsidiary, Infinity, Novastar and The Chase Manhattan Bank (National Association), as Lender and as Agent, and evidences the DIN Loan owed to the Lender thereunder.
          Section 1.  Definitions.  Unless otherwise defined
                      ___________
herein, terms defined in the Credit Agreement shall be used herein as defined therein.

          Section 2.  Payment of Principal.  The Parent
                      ____________________
hereby promises to pay the outstanding principal amount of this Note on June 30, 1995.

          Section 3.  Voluntary Prepayments.  The Parent
                      _____________________
shall have the right to prepay the principal of this Note in whole or in part at any time without premium or penalty.

          Section 4.  Excess Cash Flow Prepayment. Not later
                      ___________________________
than 45 days after the last day of each fiscal quarter of the Parent, the Parent shall prepay this Note in an aggre-gate principal amount equal to the Excess Cash Flow for such fiscal quarter. For purposes hereof, "Excess Cash Flow"
                                       ________________
shall mean for any fiscal quarter, an amount equal to the excess (if any) of (1) (a) the sum of (i) the amount (in excess of zero) of cash of the Parent on hand at the begin-ning of such fiscal quarter plus (ii) cash operating reve-
                            ____
nues of the Parent for such quarter minus (b) cash operating
                                    _____

                            DIN
                            ___
                             1

expenses (including taxes paid or payable and principal
payments on this Note other than principal payments under
this Section 4) for such quarter over (2) $1,000,000.
                                 ____

           Section 5. Payments.
                      ________

          (a)  Except to the extent otherwise provided
herein, all payments of principal of this Note shall be made in Dollars, in immediately available funds, without deduc-tion, set-off or counterclaim, to the Lender at account number NYAO-D1-900-9-000002 maintained by the Lender at 1 Chase Manhattan Plaza, New York, New York, 10081 (or to such other address as the Lender shall notify the Parent), not later than 12:00 noon New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding business day).

          (b) The Lender may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Parent with the Lender (with notice to the Parent).

          (c) If the due date of any payment under this Note or the Credit Agreement would otherwise fall on a day which is not a business day such date shall be extended to the next succeeding business day.

          Section 6.  Events of Default.  If one or more of
                      _________________
the following events (herein called "Events of Default")
                                     _________________
shall occur and be continuing:

          (a) the Parent shall default in the payment when due of any principal of this Note or the payment of any other amount owed to the Lender under the Credit Agree-ment; or

          (b) the Parent shall admit in writing its inabil-ity to, or be generally unable to, pay its debts as such debts become due; or

          (c) the Parent shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors,
     (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (iv) file a peti-tion seeking to take advantage of any other law relat-ing to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts,
     (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed

                            DIN
                            ___

                             2
     against it in an involuntary case under the Bankruptcy
     Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

          (d) a proceeding or case shall be commenced, without the application or consent of the Parent in any court of competent jurisdiction, seeking (i) its liqui-dation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquida-tor or the like of the Parent or of all or any substan-tial part of its assets, or (iii) similar relief in respect of the Parent under any law relating to bank-ruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judg-ment or decree approving or ordering any of the forego-ing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Parent shall be entered in an involuntary case under the Bankruptcy Code; or

          (e) any Obligor shall default in the performance of any of its obligations under Section 2.05 of the Credit Agreement, or in the performance of any of its obligations under the Security Documents and such de-fault shall continue unremedied for a period of twenty days after notice thereof to the Parent by the Lender;

THEREUPON: (i) in the case of an Event of Default other than one referred to in clause (c) or (d) of this Section 6, the Lender shall by notice to the Parent, declare the prin-cipal amount then outstanding of the DIN Loan and all other amounts payable by the Parent hereunder and under the Credit Agreement to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without pre-sentment, demand, protest or other formalities of any kind, all of which is hereby expressly waived by the Parent; and
(ii) in the case of the occurrence of an Event of Default referred to in clause (c) or (d) of this Section 6, the principal amount then outstanding of the DIN Loan and all other amounts payable by the Parent hereunder and under the Credit Agreement shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Parent.

          Section 7.  Miscellaneous.  All notices with re-
                      _____________
spect hereto shall be given in accordance with the terms of the Credit Agreement. All expenses with respect hereto shall be paid in accordance with the terms of the Credit
Agreement. Any provision of this Note may be amended or modified only by an instrument in writing signed by the

                            DIN
                            ___

                             3

Parent and the Lender. This Note shall be binding upon and inure to the benefit of the parties hereto and their respec-tive successors and permitted assigns (pursuant to Section
10.06 of the Credit Agreement).

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN
          ________________________________________________
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
__________________________________________________


                         UNISTAR COMMUNICATIONS GROUP, INC.



                         By________________________________
                                Title:







































                            DIN
                            ___

                             4

                                                   EXHIBIT B


                          RELEASE

          RELEASE dated as of ___________, 1994 by THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent (in such capacity, the "Agent") for the Lenders party to the Credit
               _____
Agreement dated as of August 17, 1989 (as the same has been amended, modified and supplemented and is in effect prior to the closing of the transactions described below, the "Credit
                                                      ______
Agreement") between Unistar Radio Networks, Inc. (the "Com-
_________                                              ____
pany"), Unistar Communications Group, Inc. (the "Parent"),
____                                             ______
The Market Research Group, Inc. (the "Subsidiary"), said
                                      __________
Lenders and the Agent, for the benefit of the Company, the Parent, Infinity Broadcasting Corporation ("Infinity") and
                                            ________
Westwood One, Inc. (the "Purchaser").
                         _________

          WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Company which is secured by liens granted by the Company, the Parent and the Subsid-iary in favor of the Agent for the benefit of the Lenders pursuant to a Security Agreement dated as of August 17, 1989 (as heretofore modified, supplemented and amended, the "Security Agreement") between the Company, the Parent, the
 __________________
Subsidiary and the Agent;

          WHEREAS, the Company, the Parent, Infinity and the Purchaser are parties to a Stock Purchase Agreement dated as of November 4, 1993 (the "Stock Purchase Agreement"), which
                          ________________________
provides for the sale by the Parent to the Purchaser of all of the stock of the Company (the "Sale");
                                  ____

          WHEREAS, in connection with the Sale, the princi-pal of, interest on, and all other amounts owed to the Lend-ers and the Agent with respect to, the Class A Loans under the Credit Agreement shall be paid in full (payment of such principal, interest and other amounts being referred to herein as the "Payment") and each of the Credit Agreement
               _______
and Security Agreement shall be amended and restated in their entirety;

          WHEREAS, the Agent has been authorized and
directed, upon receipt of the Payment and the satisfaction of certain other conditions, to release the lien in favor of the Agent for the benefit of the Lenders under the Security Agreement on (x) the stock of the Company sold to the Pur-chaser pursuant to the Stock Purchase Agreement (the "Stock") and (y) all of the assets of the Company (the "As-
 _____                                                  ___
sets");
____



                          Release
                          _______


          NOW THEREFORE, the Agent hereby releases and dis-charges the liens, security interests and all encumbrances of any kind on the Stock and the Assets in favor of the Agent (including, without limitation, those created pursuant to the Security Agreement) and agrees to execute and deliver to the Parent such Uniform Commercial Code Termination Stat-ements, and any further instruments, as shall be appropriate to evidence of record the foregoing release and discharge.

          IN WITNESS WHEREOF, the Agent has caused this Release to be duly executed as of the day and year first above written.

                              THE CHASE MANHATTAN BANK
                                (NATIONAL ASSOCIATION),
                                as Agent


                              By________________________
                                Title:

































                          Release
                          _______
